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                                                                   EXHIBIT 10.44


December 3, 1996

Ms. Dawn Hawley
Mr. David E. Hessel
AIM Management Group Inc.
11 Greenway Plaza, Suite 1919
Houston, Texas 77046-1173


         RE: Purchase and Sale Agreement among AIM Management Group Inc., as Seller, Citibank, N.A. as Purchaser, and Citicorp North America, Inc., as Program Agent dated as of May 2, 1995 as amended as of December 6, 1995, and June 26, 1996, (the "Purchase Agreement").


Citicorp North America, Inc., as Program Agent, and Citibank, N.A., the Purchaser, are pleased to inform you that both have approved a new Termination Date, as defined in the Purchase Agreement referenced above.

Effective December 4, 1996, the Program Agent and the Purchaser agree to extend the Termination Date to May 31, 1997.

Please acknowledge this extension by signing and returning a copy of this letter.

                                        CITICORP NORTH AMERICA, INC.


                                        By:     ILLEGIBLE
                                                ----------------------
                                                Vice President


                                        CITIBANK, N.A.


                                        By:     ILLEGIBLE
                                                ----------------------
                                                Attorney-in-Fact


Acknowledged by:

AIM MANAGEMENT GROUP INC.


By:      /s/ DAWN M. HAWLEY
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